UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2007
OLD NATIONAL BANCORP
(Exact name of Registrant as specified in its charter)

Indiana	001-15817	35-1539838

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Main Street
Evansville, Indiana 47708
(Address of Principal Executive Offices, including Zip Code)
(812) 464-1294
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 26, 2007, the Board of Directors of Old National Bancorp (the “Company”) adopted amendments to Article III of the Company’s By-Laws, effective on April 26, 2007, to permit shares of the Company to be either certificated or uncertificated. The amendments to the By-Laws will permit the Company to participate in the Direct Registration System, which allows investors to have shares registered in their names without the issuance of physical certificates and allows investors to electronically transfer shares of the Company’s stock without the delivery of physical certificates.
The By-Laws, as amended on April 26, 2007, are filed as an exhibit to this Current Report on Form 8-K and Article III thereof is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	By-Laws of the Company, as amended April 26, 2007.
* * * * * * *

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Old National Bancorp
(Registrant)
Date: April 30, 2007
	By:	/s/ Jeffrey L. Knight

Jeffrey L. Knight
Executive Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	By-Laws of the Company, as amended April 26, 2007.